Exhibit 4.2

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
NUMBER		SHARES

-A-

Valu Flik, lnc. Series A Convertible Preferred Stock, Par Value $0.001 per share

This Certifies that                                           ***                                     ***                                                                    is the registered holder of                                                                                             fully paid and non-assessable Shares of Series A Convertible Preferred stock, $0.001 par value per share, of the above named corporation, transferable only on the books of the corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

In Witness Whereof, the said corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed

this day	of A.D. 20

/s/ Robert C. Kelly	[SEAL]	/s/ Robert C. Kelly

Chairman		President

© 1991 GOES MX

All Rights Reserved

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE LAWS OF ANY STATE. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND/OR APPLICABLE STATE LAWS, THESE SECURITIES MAY NOT BE OFFERED, SOLD, HYPOTHECATED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT FIRST OBTAINING THE COMPANY’S WRITTEN PERMISSION AND AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY AND OPINES THAT SUCH DISPOSITION IS EXEMPT FROM SUCH REGISTRATION. A TRANSFER OF STOCK IN VIOLATION OF THESE RESTRICTIONS IS VOIDABLE AT THE DISCRETION OF THE CORPORATION.

EACH SHAREHOLDER UNDERSTANDS THAT THE COMPANY’S TRANSFER RECORDS WILL BE NOTED TO REFLECT THE RESTRICTIONS ON TRANSFERABILITY OF THE SECURITIES CONTAINED HEREIN.

For Value Received,             hereby sell, assign and transfer unto                                                                                                                                                                                                                                               shares represented by the within certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                        attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated                            A.D. 20

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.